                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):             September 25, 1997


                          CANYON RESOURCES CORPORATION
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             (Exact name of Registrant as specified in its charter)


    Delaware                        0-14329                       84-0800747
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(State or other                   (Commission                 (I.R.S. Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)

                      14142 Denver West Parkway, Suite 250
                                  Golden, CO                         80401
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                    (Address of principal executive offices)       (zip code)


Registrant's telephone number, including area code        (303) 278-8464
                                                  ------------------------------



                                 Not Applicable
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         (Former name or former address, if changed since last report)

Item 2         Acquisition or Disposition of Assets

     On September 25, 1997, Canyon Resources Corporation (Canyon), together with its wholly owned subsidiary CR Montana Corporation (CR Montana), purchased a 72.25% participating interest and underlying assets in the Seven-Up Pete Venture (Venture) from CR Montana's partner in the Venture, Phelps Dodge Corporation (Phelps Dodge). Canyon and its wholly owned subsidiary now own 100% of the Venture. The Venture includes the McDonald Gold Project near Lincoln, Montana, which is currently in the permitting stage.

     Canyon has made an initial payment of $5 million from its existing cash balance as part of a total purchase price which will be no less than $100 million and no more than $150 million, assuming all applicable permits for the McDonald Gold Project are obtained. At present, Canyon is pursuing various options with respect to the remaining purchase price obligation which may include, amongst others, sale of equity, mergers, or joint venture participation. A discretionary payment of $20 million can be made toward the total purchase price. Subject to Canyon making the discretionary payment within one year of the closing, a further payment of at least $75 million but no more than $125 million will be made once all permits for the McDonald Gold Project have been obtained or construction is underway, based on a price of $20 per mineable reserve ounce attributable to the former Phelps Dodge ownership as determined by a final feasibility study. Should Canyon not make the discretionary payment and permits are obtained or construction commences on or before the second anniversary of the closing, a further payment of at least $95 million plus the product of $1,666,666 and the number of months between the first anniversary date of the closing and the month in which permits are obtained or construction commences but no more than $145 million will instead be made, based on a price of $20 per mineable reserve ounce attributable to the former Phelps Dodge ownership plus the product of $0.833 times the number of months between the first anniversary date of the closing and the earlier to occur of a) the month when the discretionary or other payments reach $20 million, and b) the month in which permits are obtained or construction commences. Should Canyon not make the discretionary payment and permits are obtained or construction commences after the second anniversary of the closing, a further payment of at least $115 million but no more than $145 million will instead be made, based on a price of $30 per mineable reserve ounce attributable to the former Phelps Dodge ownership. If the aggregate payments have then not exceeded $150 million, a varying production payment will be made each quarter based on 72.25% of the ounces produced on a sliding scale commensurate with the then gold price as follows: 1) $0 per ounce if the gold price is less than $350.00 per ounce; 2) $3 per ounce if the gold price is greater than $350.00 but less than or equal to $375.00 per ounce; 3) $5 per ounce if the gold price is greater than $375.00 but less than or equal to $400.00 per ounce; 4) $7 per ounce if the gold price is greater than $400.00 but less than or equal to $425.00 per ounce; and 5) $10 per ounce if the gold price is greater than $425.00 per ounce. Production payments will cease when the aggregate of all payments reach $150 million.

     The purchase payments are secured only by the 72.25% participating interest and underlying assets in the Venture transferred from Phelps Dodge to Canyon and CR Montana in this transaction, and the 50% co-tenancy interest in certain real property also transferred to Canyon and CR Montana.

   The 8.2 million ounce McDonald gold deposit includes more than 7 million ounces in mineable reserves. A Plan of Operations for development of the project was submitted to the regulatory agencies in November, 1994. A draft Environmental Impact Statement is expected to be published mid-year, 1998.

Item 7           Financial Statements and Exhibits

                 (c)      Exhibits
                          --------

                          2. Purchase Agreement between Phelps Dodge Corporation, acting through its division Phelps Dodge Mining Company, as Seller, and CR Montana Corporation and Canyon Resources Corporation, as Buyers.

                                  The following Schedules and Exhibits are being omitted from the aforementioned Purchase Agreement pursuant to Regulation S-K, Item 601(b)(2). The Registrant will furnish supplementally a copy of the omitted schedules and exhibits to the Commission upon request.


                                                            SCHEDULES

                                  Schedule A                Co-Tenancy Property
                                  Schedule 2.2(f)           Permits Related to Construction
                                  Schedule 2.3              Allocation of Purchase Price
                                  Schedule 5.3              Required Consents
                                  Schedule 5.4              Certain Agreements
                                  Schedule 5.7(a)           Environmental Permits
                                  Schedule 5.7(b)           Environmental Matters
                                  Schedule 5.7(c)           Environmental Notices
                                  Schedule 7.6              Bonds
                                  Schedule 12.1             Partnership Agreement
                                  Schedule 12.1.1           Partnership Real Property
                                  Schedule 12.1.2           Keep Cool Property
                                  Schedule 12.1.3           Seven-Up Pete Property

                                                            EXHIBITS

                                  Exhibit A                 Form of Assignment and Assumption Agreement
                                  Exhibit B                 Form of Special Warranty Deed
                                  Exhibit C                 Form of Promissory Note
                                  Exhibit D                 Form of Deed of Trust and Security Agreement
                                  Exhibit E                 Form of Partnership Agreement Amendment

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CANYON RESOURCES CORPORATION



Date: October 9, 1997                   By: \s\ Richard H. De Voto
                                            ----------------------------------
                                            Richard H. De Voto, President

                                Exhibits Index


Exhibit
Number                            Description
-------                           -----------
2.      Purchase Agreement between Phelps Dodge Corporation, acting through its division Phelps Dodge Mining Company, as Seller, and CR Montana
        Corporation and Canyon Resources Corporation, as Buyers.